1 DANAHER CORPORATION 2007 OMNIBUS INCENTIVE PLAN As Amended and Restated 1. Purpose of the Plan. Danaher Corporation, a Delaware corporation, wishes to recruit and retain Employees, Consultants and Directors. To further these objectives, the Company established the Danaher Corporation 2007 Omnibus Incentive Plan. Under the Plan, the Company may make grants of Options, Stock Appreciation Rights, Restricted Stock Units (including Performance Stock Units), Other Stock-Based Awards and Cash-Based Awards. The Company may also make direct grants of Common Stock in the form of Restricted Stock Grants to Participants as a bonus or other incentive or grant such stock in lieu of Company obligations to pay cash under other plans or compensatory arrangements, including any deferred compensation plans. 2. Definitions. As used herein, the following definitions shall apply: “Administrator” means the Compensation Committee of the Board, unless the Board specifies another committee or the Board acts in such capacity. “Award” means an award of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units (including Performance Stock Units), Dividend Equivalents, Other Stock-Based Awards, or Cash-Based Awards (each as defined below). “Board” means the Board of Directors of the Company. “Cash-Based Award” means an Award denominated in cash and granted under Section 10(b) of the Plan. “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time and the regulations issued with respect thereof. “Committee” means the Compensation Committee of the Board. “Common Stock” means the common stock of the Company. “Company” means Danaher Corporation, a Delaware corporation, and any successor thereto. “Consultant” means any person engaged as a consultant or advisor of the Company or an Eligible Subsidiary for whom a Form S-8 Registration Statement is available for the issuance of securities. “Date of Grant” means the date as of which the Administrator grants an Award to a person (which to the extent specified by the Administrator on or before the Award approval date may be a date later than the date on which the Administrator approves the Award).

2 “Disability” means, unless otherwise provided in the applicable Award agreement approved by the Administrator, a Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months, or (ii) is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the Participant’s employer. “Early Retirement” means, unless otherwise provided in the applicable Award agreement approved by the Administrator, (1) with respect to an Employee, the Employee ceases to be an Employee (except, in the Administrator’s sole discretion, for termination by reason of the Employee’s Gross Misconduct as determined by the Administrator) at or after reaching age fifty-five (55) and completing ten (10) Years of Service, and (2) with respect to a Director, the Director ceases to be a Director (except for termination by reason of the Director’s Gross Misconduct, as determined by the Administrator) at or after reaching age fifty-five (55) and completing ten (10) Years of Service. “Eligible Director” (or “Director”) means a non-employee director of the Company or one of its Eligible Subsidiaries. “Eligible Subsidiary” means each of the Company’s Subsidiaries, except as the Administrator otherwise specifies. “Employee” means any person employed as an employee of the Company or an Eligible Subsidiary and designated as such on the payroll records thereof. An Employee shall not include any individual during any period that he or she is classified or treated by the Company or any Eligible Subsidiary as an independent contractor, a consultant, or an employee of an employment, consulting or temporary agency, and shall be determined without regard to whether such individual is subsequently determined to have been, or is subsequently reclassified as, a common-law employee of the Company or any Eligible Subsidiary during such period. “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended. “Exercise Price” means, in the case of an Option, the value of the consideration that an Optionee must provide in exchange for one share of Common Stock. In the case of a SAR, “Exercise Price” means an amount which is subtracted from the Fair Market Value in determining the amount payable upon exercise of such SAR. “Fair Market Value” means, as of any date, the fair market value of a share of Common Stock for purposes of the Plan which will be determined as follows: (i) If the Common Stock is traded on the New York Stock Exchange or other national securities exchange, the closing sale price on that date or, if the given date is not a trading day, the closing sale price for the immediately preceding trading day; or

3 (ii) If the Common Stock is not traded on the New York Stock Exchange or other national securities exchange, the Fair Market Value thereof shall be determined in good faith by the Administrator and in compliance with Code Section 409A. “Gross Misconduct” means, unless otherwise provided in the applicable Award agreement approved by the Administrator, the Participant has: (i) committed fraud, misappropriation, embezzlement, willful misconduct or gross negligence with respect to the Company or any Subsidiary thereof, or any other action in willful disregard of the interests of the Company or any Subsidiary thereof; (ii) been convicted of, or pled guilty or no contest to, (i) a felony, (ii) any misdemeanor (other than a traffic violation) with respect to his/her employment, or (iii) any other crime or activity that would impair his/her ability to perform his/her duties or impair the business reputation of the Company or any Subsidiary; (iii) refused or willfully failed to adequately perform any duties assigned to him/her; or (iv) refused or willfully failed to comply with standards, policies or procedures of the Company or any Subsidiary thereof, including without limitation the Company’s Code of Conduct as amended from time to time. “Incentive Stock Option” or “ISO” means a stock option intended to qualify as an incentive stock option within the meaning of Code Section 422. “Normal Retirement” means, unless otherwise provided in the applicable Award agreement approved by the Administrator, (1) with respect to an Employee, the Employee ceases to be an Employee (except, in the Administrator’s sole discretion, for termination by reason of the Employee’s Gross Misconduct as determined by the Administrator) at or after reaching age sixty-five (65), and (2) with respect to a Director, the Director ceases to be a Director (except for termination by reason of the Director’s Gross Misconduct, as determined by the Administrator) at or after reaching age sixty-five (65). “Option” means a stock option granted pursuant to the Plan that is not an ISO, entitling the Optionee to purchase shares of Common Stock at a specified price. “Optionee” means an Employee, Consultant, or Director who has been granted an Option under this Plan or, where appropriate, a person authorized to exercise an Option in place of the intended original Optionee. “Other Stock-Based Awards” are Awards (other than Options, SARs, RSUs (including Performance Stock Units), Restricted Stock Grants and Cash-Based Awards) that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock.

4 “Participant” means Optionees and Recipients, collectively. The term “Participant” also includes, where appropriate, a person authorized to exercise an Option or hold or receive another Award in place of the intended original Optionee or Recipient. “Performance Stock Unit” or “PSU” means a Restricted Stock Unit that is subject to Performance Objectives based in whole or in part on relative total shareholder return. “Performance Objectives” means one or more performance factors as determined by the Committee (as described in Section 4(b) of the Plan) with respect to each Performance Period as provided in Section 14 of the Plan. “Performance Period” means the period over which Performance Objectives are to be determined or measured. A Performance Period may coincide with one or more complete or partial calendar or fiscal years of the Company. Unless otherwise designated by the Committee, the Performance Period will be based on the calendar year. “Plan” means this 2007 Omnibus Incentive Plan, as amended from time to time. “Recipient” means an Employee, Consultant, or Director who has been granted an Award other than an Option under this Plan or, where appropriate, a person authorized to hold or receive such an Award in place of the intended original Recipient. “Restricted Stock Grant” means a direct grant of Common Stock, as awarded under Section 8 of the Plan. “Restricted Stock Unit” or “RSU” means a bookkeeping entry representing an unfunded right to receive (if conditions are met) one share of Common Stock, as awarded under Section 9 of the Plan. “Retirement” means both Early Retirement and Normal Retirement, as defined herein. “Section 16 Persons” means those officers, directors or other persons who are subject to Section 16 of the Exchange Act. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Stock Appreciation Right” or “SAR” means any right granted under Section 7 of the Plan. “Subsidiary” means any corporation, limited liability company, partnership or other entity (other than the Company) in an unbroken chain beginning with the Company if, at the applicable time, each of such entities (other than the last entity in the unbroken chain) owns stock or other equity possessing twenty percent (20%) or more of the total combined voting power of all classes of stock or equity in one of the other entities in such chain. “Tranche” means, with respect to any Award, all portions of the Award as to which the time-based vesting criteria are scheduled to be satisfied on the same date.

5 “Years of Service”: • Prior to January 1, 2022, “Years of Service” means, in the case of any Employee, consecutive (i.e., uninterrupted by a termination of employment) years in which a Participant serves as an Employee; provided that for the avoidance of doubt, with respect to service as an Employee of a Subsidiary, only employment with an entity at such times as such entity is a Subsidiary will count toward Years of Service. In the case of a Director, “Years of Service” means consecutive years in which the Participant serves as a Director. • Effective on and after January 1, 2022, “Years of Service” means, in the case of any Employee, consecutive (i.e., uninterrupted by a termination of employment) years in which a Participant serves as an Employee (whether prior to, on or after January 1, 2022). In addition, with respect to a Participant who became an Employee because such Participant was (per applicable payroll records) employed by an entity that became a Subsidiary, whether prior to, on or after January 1, 2022 (an “Acquired Subsidiary”), “Years of Service” shall also include consecutive service as an employee of such Acquired Subsidiary that continued through the date such entity became an Acquired Subsidiary. In the case of a Director, “Years of Service” means consecutive years in which the Participant serves as a Director (whether prior to, on or after January 1, 2022). For the avoidance of doubt, the definition of “Years of Service” that is effective on and after January 1, 2022 applies with respect to all Awards outstanding as of such date and all Awards to be granted following such date. 3. Eligibility. All Employees, Consultants, and Directors are eligible for Awards under this Plan. Eligible Employees, Consultants, and Directors become Optionees or Recipients when the Administrator grants them, respectively, an Option or one of the other Awards under this Plan. 4. Administration of the Plan. (a) The Administrator. The Administrator of the Plan is the Compensation Committee of the Board, unless the Board specifies another committee. The Board may also act under the Plan as though it were the Administrator. The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions to Employees (other than the power to grant awards to Directors or Section 16 Persons), to the extent permitted under applicable Delaware corporate law. (b) Rule 16b-3 Compliance. Awards to Section 16 Persons shall be made only by a Committee (or a subcommittee of the Committee) consisting solely of two or

6 more non-employee Directors in accordance with Rule 16b-3 under the Exchange Act. (c) Powers of the Administrator. The Administrator’s powers will include, but not be limited to, the power to: construe and interpret the terms of the Plan and Awards granted pursuant to the Plan (including the power to remedy any ambiguity, inconsistency, or omission); amend, waive, or extend any provision or limitation of any Award (except as expressly limited by the terms of the Plan), which shall include without limitation the power to accelerate or waive any vesting condition; in order to fulfill the purposes of the Plan and without amending the Plan, to vary the terms of or modify Awards to Participants who are foreign nationals or employed outside of the United States in order to recognize differences in local law, tax policies or customs; and to adopt such procedures as are necessary or appropriate to carry out the foregoing. (d) Granting of Awards. Subject to the terms of the Plan, the Administrator will, in its sole discretion, determine the Optionees and the Recipients of other Awards and will determine either initially or subsequent to the grant of the relevant Award: (i) the terms of such Awards; (ii) the schedule for exercisability and nonforfeitability, including any requirements that the Participant or the Company satisfy Performance Objectives, and the acceleration or waiver of the exercisability or nonforfeitability of the Awards (for the avoidance of doubt, the Administrator shall have discretion to accelerate or waive vesting in respect of all or a portion of any Performance Objectives); (iii) the time and conditions for expiration of the Awards; and (iv) the form of payment due upon exercise or grant of Awards. Notwithstanding anything to the contrary in this Plan, to the extent it will not cause imposition of a tax under Code Section 409A, if a Participant changes classification from a full-time employee to a part-time employee, the Administrator may in its sole discretion (1) reduce or eliminate a Participant’s unvested Award or Awards, and/or (2) extend any vesting schedule to one or more dates within the period of the original term of the Award. (e) Substitutions. The Administrator may also grant Awards in conversion or replacement of or substitution for options or other equity awards or interests held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company’s acquiring or merging with the individual’s employer. If necessary to conform the Awards to the awards or interests for which they are substitutes, the Administrator may grant substitute Awards under terms and conditions that vary from those the Plan otherwise requires. Notwithstanding anything in the foregoing to the contrary, any Award to

7 any Participant who is a U.S. taxpayer will be adjusted appropriately pursuant to Code Section 409A. (f) Repricing Prohibition. Other than as provided under Section 15 below and except in connection with a Substantial Corporate Change (as defined in Section 16(a) below), merger, acquisition, spinoff, or other similar corporate transaction, the Administrator may not (1) reduce the Exercise Price of any outstanding Option or SAR, (2) cancel an outstanding Option or SAR in exchange for an Option or SAR with an Exercise Price that is less than the Exercise Price of the original Option or SAR, or (3) cancel an outstanding Option or SAR in exchange for cash or another Award at any time that the Fair Market Value of the Common Stock underlying the Option or SAR is less than the Exercise Price of such Option or SAR, unless in each case the Company’s shareholders have approved such action. (g) Effect of Administrator’s Decision. The Administrator’s determinations under the Plan need not be uniform and need not consider whether actual or potential Participants are similarly situated. All decisions, determinations and interpretations of the Administrator shall be final and binding on all holders of any Award and all other persons or entities. (h) Time Limit for Participant Claims. Any claim under the Plan or any Award must be commenced by a Participant within twelve (12) months of the earliest date on which the Participant’s claim first arises, or the Participant’s cause of action accrues, or such claim will be deemed waived by the Participant. 5. Stock Subject to the Plan. (a) Share Limits; Shares Available. Except as adjusted below in the event of a Substantial Corporate Change or as provided under Section 15 below, the aggregate number of shares of Common Stock that may be issued pursuant to Awards granted under the Plan shall be 126,846,408 shares (the “Maximum Share Limit”). The Common Stock may come from treasury shares, authorized but unissued shares, or previously issued shares that the Company reacquires, including shares it purchases on the open market. Each share of Common Stock subject to an Option or SAR counts against the Maximum Share Limit as one share of Common Stock; each share of Common Stock subject to any Award other than an Option or SAR that is granted on or prior to February 28, 2017 counts against the Maximum Share Limit as one share of Common Stock; and each share of Common Stock subject to any Award other than an Option or SAR that is granted after February 28, 2017 counts against the Maximum Share Limit as 3.56 shares of Common Stock. If after February 28, 2017 any Award expires, is canceled, forfeited, cash-settled, exchanged or assumed by a third party or terminates for any other reason, in each case without a distribution of shares of Common Stock to the Participant, each share of Common Stock available under that Award is added back to the Maximum Share Limit as: one share of Common Stock if such share of Common Stock was subject to an Option or SAR; and 3.56 shares of Common Stock if such share of Common Stock was subject to any

8 Award other than an Option or SAR. Notwithstanding the foregoing, the following shares of Common Stock shall not again become available for Awards or increase the number of shares available for grant under this Section 5(a): (1) shares of Common Stock tendered by the Participant or withheld by the Company in payment of the purchase price of an Option or SAR, (2) shares of Common Stock tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation under this Plan, (3) shares of Common Stock repurchased by the Company with proceeds received from the exercise of an Option, and (4) shares of Common Stock subject to a SAR that are not issued in connection with the stock settlement of that SAR upon its exercise. For the avoidance of doubt, the fungible share counting set forth in this Section 5(a) shall apply solely with respect to determining the counting of shares of Common Stock against the Maximum Share Limit and shall not apply with respect to the counting of shares under the individual share limits set forth in Section 5(b). Shares of Common Stock issued to convert, replace or adjust outstanding options or other equity- compensation awards in connection with a merger or acquisition, as permitted by NYSE Listed Company Manual Section 303A.08 or any successor provision, shall not reduce the number of shares available for issuance under the Plan. (b) Individual Limitations on Awards. The aggregate number of shares of Common Stock subject to Options or SARs that may be granted under this Plan during any one calendar year to any one Participant shall not exceed 1,000,000; the aggregate number of shares of Common Stock subject to any other type of Award that may be granted under this Plan during any one calendar year to any one Participant shall not exceed 500,000; and the aggregate amount of cash subject to any Cash- Based Award that may be granted under this Plan during any one calendar year to any one Participant (other than Directors, for whom the cash limit set forth in Section 5(f) shall apply) shall not exceed ten million dollars ($10,000,000). Each of the foregoing separate limitations shall be subject to adjustment under Section 15, and each of the foregoing separate limits for any one Participant shall be doubled in the initial year of hire. If any Award is canceled, the canceled Award shall continue to count against the maximum number of shares of Common Stock or the maximum amount of cash, as applicable, with respect to which an Award may be granted in any one calendar year pursuant to the foregoing limitations. (c) Minimum Vesting Conditions. Notwithstanding anything to the contrary in this Plan, all Awards approved under the Plan after May 9, 2017 (other than Cash- Based Awards) shall be subject to a vesting period or performance period, as applicable, of at least one year following the Date of Grant; provided, however, that (1) up to five percent (5%) of the Maximum Share Limit under this Plan may be issued without regard to the foregoing minimum vesting period, (2) the foregoing minimum vesting period shall not apply in the event of death, Disability, Retirement or other terminations of employment or service, and (3) the Administrator may waive the restrictions set forth in this sentence in its sole discretion in the event of a Substantial Corporate Change.

9 (d) Stockholder Rights. Except for Restricted Stock Grants and except as the Administrator otherwise specifies (including without limitation in the terms of any Award agreement approved by the Administrator), the Participant will have no rights of a stockholder with respect to the shares of Common Stock subject to an Award except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise or, as applicable, the grant or nonforfeitability, of an Award. Except as the Administrator otherwise specifies (including without limitation in the terms of any Award agreement approved by the Administrator) or as contemplated under Section 15 below, no adjustment will be made for a dividend or other right for which the record date precedes the date of exercise or nonforfeitability, as applicable. (e) Fractional Shares. The Company will not issue fractional shares of Common Stock pursuant to the exercise or vesting of an Award. Any fractional share will be rounded up and issued to the Participant in a whole share; provided that to the extent rounding a fractional share up would result in the imposition of either (i) individual tax and penalty interest charges imposed under Code Section 409A or (ii) adverse tax consequences to a Participant located outside of the United States, the fractional share will be rounded down without the payment of any consideration in respect of such fractional share. (f) Director Limits. The maximum number of shares subject to Awards granted during a single fiscal year to any Director, taken together with such Director’s cash fees with respect to the fiscal year (whether such cash fees are paid currently or deferred under the Non-Employee Directors’ Deferred Compensation Plan or otherwise), shall not exceed $800,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes). The foregoing limit shall be increased to $1,300,000 for any Director who serves as Chairman or Vice-Chairman (or similar role) of the Board. (g) Dividends and Dividend Equivalents. The Recipient of an Award other than an Option or SAR may, if so determined by the Administrator, be entitled to receive cash, stock or other property dividends declared on shares of Common Stock, or amounts equivalent thereto (“Dividend Equivalents”), with respect to the number of shares of Common Stock covered by the Award, as determined by the Administrator in its sole discretion and set forth in the applicable Award agreement. The Administrator may provide that any Dividend Equivalents shall be deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Any dividends or Dividend Equivalents with respect to any such Award shall be subject to the same restrictions and risks of forfeiture (including any service-based or Performance Objective vesting conditions) as the underlying Award. 6. Terms and Conditions of Options.

10 (a) General. Options granted to Employees, Consultants, and Directors are not intended to qualify as Incentive Stock Options. Subject to Section 4, the Administrator may set whatever conditions it considers appropriate for the Options, including time-based and/or Performance Objective vesting conditions. (b) Exercise Price. The Administrator will determine the Exercise Price under each Option and may set the Exercise Price without regard to the Exercise Price of any other Options granted at the same or any other time. The Exercise Price per share for the Options may not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, except in the event of an Option substitution as contemplated by Section 4(e) above, or as provided under Section 15 below. The Company may use the consideration it receives from the Optionee for general corporate purposes. (c) Exercisability. The Administrator will determine the times and conditions for exercise of each Option but may not extend the period for exercise of an Option beyond the tenth anniversary of its Date of Grant. Options will become exercisable at such times and in such manner as the Administrator determines (either initially or subsequent to the grant of the relevant Award); provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the Optionee may exercise any portion of an Option. (d) Method of Exercise; Method of Payment. To exercise any exercisable portion of an Option, the Optionee must: (i) Deliver a written notice of exercise to the Secretary of the Company (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue and specifying the number of shares of Common Stock underlying the portion of the Option the Optionee is exercising; (ii) Pay the full Exercise Price by cashier’s or certified check or wire transfer of immediately available funds for the shares of Common Stock with respect to which the Option is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and (iii) Deliver to the Secretary of the Company (or to whomever the Administrator designates) such representations and documents as the Administrator, in its sole discretion, may consider necessary or advisable. Without limiting Section 6(d)(ii) above, the Administrator may agree to payment of the Exercise Price (x) through a reduction in the number of shares of Common Stock issued to an Optionee upon the Optionee’s exercise of an Option with a value, based on their Fair Market Value on the date of exercise, equal to the Optionee’s Exercise Price obligation, (y)

11 through a broker-dealer sale and remittance procedure under which the exercise notice directs that the shares of Common Stock issued upon the exercise be delivered, either in certificate form or in book entry form, to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and at the time the shares are delivered to the broker, either in certificate form or in book entry form, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price, or (z) through the tender to the Company of shares of Common Stock valued, for purposes of determining the extent to which the Optionee has paid the Exercise Price, at their Fair Market Value on the date of exercise. (e) Term. No one may exercise an Option more than ten years after its Date of Grant. (f) Automatic Exercise of Certain Expiring Options. Notwithstanding any other provision of this Plan or any Award agreement (other than this Section), on the last trading day on which all or a portion of an outstanding Option may be exercised, if as of the close of trading on such day the then Fair Market Value of a share of Common Stock exceeds the per share Exercise Price of the Option by at least $.01 (such expiring portion of an Option that is so in-the-money, an “Auto- Exercise Eligible Option”), the Optionee shall be deemed to have automatically exercised such Auto-Exercise Eligible Option (to the extent it has not previously been exercised, forfeited or terminated) as of the close of trading in accordance with the provisions of this Section. In the event of an automatic exercise pursuant to this Section, the Company shall reduce the number of shares of Common Stock issued to the Optionee upon such Optionee’s automatic exercise of the Auto- Exercise Eligible Option in an amount necessary to satisfy (1) the Optionee’s Exercise Price obligation for the Auto-Exercise Eligible Option, and (2) up to the maximum amount of tax required to be withheld in the applicable jurisdiction in connection with the automatic exercise (or such other rate that will not cause adverse accounting consequences for the Company) unless the Administrator deems that a different method of satisfying such withholding obligations is practicable and advisable, in each case based on the Fair Market Value of the Common Stock as of the close of trading on the date of exercise. In accordance with procedures established by the Administrator, an Optionee may notify the Company’s record-keeper in writing in advance that he or she does not wish for the Auto-Exercise Eligible Option to be exercised. This Section shall not apply to any Option to the extent that this Section causes the Option to fail to qualify for favorable tax treatment under applicable law. In its discretion, the Company may determine to cease automatically exercising Options at any time. 7. Terms and Conditions of Stock Appreciation Rights. (a) General. A SAR represents the right to receive a payment, in cash, shares of Common Stock or both (as determined by the Administrator), equal to the excess, if any, of the Fair Market Value on the date the SAR is exercised over the SAR’s Exercise Price.

12 (b) Exercise Price. Subject to Section 4, the Administrator will establish in its sole discretion the Exercise Price of a SAR and all other applicable terms and conditions, including time-based and/or Performance Objective vesting conditions. The Exercise Price for the SAR may not be less than 100% of the Fair Market Value of a share of Common Stock on the Date of Grant, except in the event of a SAR substitution as contemplated by Section 4(e) above, or as provided under Section 15 below. (c) Exercisability. The Administrator will determine the times and conditions for exercise of each SAR but may not extend the period for exercise of a SAR beyond the tenth anniversary of its Date of Grant. SARs will become exercisable at such times and in such manner as the Administrator determines (either initially or subsequent to the grant of the relevant Award); provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the Participant may exercise any portion of a SAR. (d) Term. No one may exercise a SAR more than ten years after its Date of Grant. 8. Terms and Conditions of Restricted Stock Grants. (a) General. A Restricted Stock Grant is a direct grant of Common Stock, subject to restrictions and vesting conditions, including time-based vesting conditions and/or the attainment of Performance Objectives. The Company shall issue the shares to each Recipient of a Restricted Stock Grant either (i) in certificate form or (ii) in book entry form, registered in the name of the Recipient, with legends or notations, as applicable, referring to the terms, conditions, and restrictions applicable to the Award; provided that the Company may require that any stock certificates evidencing Restricted Stock Grants be held in the custody of the Company or its agent until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Grant, the Participant shall have delivered a stock power, endorsed in blank, relating to the shares of Common Stock covered by such Award. (b) Purchase Price. The Administrator may make any provision to satisfy any Delaware corporate law requirements regarding adequate consideration for Restricted Stock Grants. (c) Lapse of Restrictions. The shares of Common Stock underlying such Restricted Stock Grants will become nonforfeitable at such times and in such manner as the Administrator determines (either initially or subsequent to the grant of the relevant Award); provided, however, the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which restrictions or other conditions on such Restricted Stock Grants will lapse. Unless otherwise specified by the Administrator, any Performance Objectives must be satisfied, if at all, on or prior to the tenth anniversary of the Date of Grant.

13 (d) Rights as a Stockholder. A Recipient who is awarded a Restricted Stock Grant under the Plan shall have the same voting, dividend and other rights as the Company’s other Common Stock holders. After the lapse of the restrictions without forfeiture in respect of the Restricted Stock Grant, the Company shall remove any legends or notations referring to the terms, conditions and restrictions on such shares of Common Stock and, if certificated, deliver to the Participant the certificate or certificates evidencing the number of such shares of Common Stock. 9. Terms and Conditions of Restricted Stock Units. (a) General. RSUs shall be credited as a bookkeeping entry in the name of the Participant in an account maintained by the Company. No shares of Common Stock are actually issued to the Participant in respect of RSUs on the Date of Grant. Shares of Common Stock shall be issuable to the Participant only upon the lapse of such restrictions and satisfaction of such vesting conditions, including time-based vesting conditions and/or the attainment of Performance Objectives. (b) Purchase Price. The Administrator may make any provision to satisfy any Delaware corporate law requirements regarding adequate consideration for RSUs. (c) Lapse of Restrictions. RSUs will vest and the underlying shares of Common Stock will become nonforfeitable at such times and in such manner as the Administrator determines (either initially or subsequent to the grant of the relevant Award); provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which restrictions or other conditions on such RSUs will lapse. Unless otherwise specified by the Administrator, any Performance Objectives must be satisfied, if at all, on or prior to the tenth anniversary of the Date of Grant. (d) Rights as a Stockholder. Except as the Administrator otherwise specifies (including without limitation in the terms of any Award agreement approved by the Administrator), a Recipient who is awarded RSUs under the Plan shall possess no incidents of ownership with respect to the underlying shares of Common Stock. (e) Post-Vesting Holding Period for Performance Stock Units. Unless the Administrator determines otherwise prior to the grant of the relevant Award, and except as otherwise provided in Section 11 below, payment of any Performance Stock Unit (including those subject to the Normal and Early Retirement provisions of Section 11) that vests pursuant to its terms shall be deferred until the fifth anniversary (the “Fifth Anniversary”) of the beginning of the Performance Period applicable to such Performance Stock Unit (the “Commencement Date”); provided, however, if such payment date would subject the Participant to liability under Section 16 of the Exchange Act, any such deferred payment shall be made on a date selected by the Administrator in its sole discretion which may be as early as thirty (30) days prior to the Fifth Anniversary or at a later date within the

14 same calendar year or, if later, by the 15th day of the third calendar month following the Fifth Anniversary. 10. Terms and Conditions of Other Stock-Based Awards and Cash-Based Awards. (a) The Administrator may grant Other Stock-Based Awards (including awards of unrestricted Common Stock) that are denominated in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock. The purchase, exercise, exchange or conversion of Other Stock-Based Awards and all other terms and conditions applicable to such Awards will be determined by the Administrator in its sole discretion. (b) The Administrator may grant Cash-Based Awards, each of which may be expressed in dollars or may be based on a formula that is consistent with the provisions of the Plan. The terms and conditions applicable to Cash-Based Awards will be determined by the Administrator in its sole discretion. 11. Termination of Employment. Unless the Administrator determines otherwise (either initially or subsequent to the grant of the relevant Award), the following rules shall govern the vesting, exercisability and term of outstanding Awards held by a Participant in the event of termination of such Participant’s employment, where termination of employment means the time when the active employer-employee or other active service- providing relationship between the Participant and the Company or an Eligible Subsidiary ends for any reason, including Retirement; provided that notwithstanding anything in this Plan to the contrary, unless otherwise determined by the Administrator, this Section 11 shall not apply to Cash-Based Awards and any reference in this Section 11 to an “Award” shall be deemed to be a reference to all Awards other than Cash-Based Awards. For purposes of Awards granted under this Plan, the Administrator shall have sole discretion to determine whether a Participant has ceased to be actively employed by (or, in the case of a Consultant or Director, has ceased actively providing services to) the Company or Eligible Subsidiary, and the effective date on which such active employment (or active service-providing relationship) terminated. For the avoidance of doubt, a Participant’s active employer-employee or other active service-providing relationship shall not be extended by any notice period mandated under local law (e.g., active employment shall not include a period of “garden leave”, paid administrative leave or similar period pursuant to local law), and in the event of a Participant’s termination of employment (whether or not in breach of local labor laws), Participant’s right to exercise any Option or SAR after termination of employment, if any, shall be measured by the date of termination of active employment or service and shall not be extended by any notice period mandated under local law. Unless the Administrator provides otherwise (either initially or subsequent to the grant of the relevant Award) (1) termination of employment will include instances in which a common law employee is terminated and immediately rehired as an independent contractor, and (2) the spin-off, sale, or disposition of a Participant’s employer from the Company or an Eligible Subsidiary (whether by transfer of shares, assets or otherwise) such that the Participant’s employer no longer constitutes an Eligible Subsidiary shall constitute a termination of employment or service.

15 (a) General. Upon termination of employment for any reason other than death, Early Retirement or Normal Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration. Except as set forth in subsections (b) – (i) below, the Participant shall have a period of ninety (90) days, commencing with the first date the Participant is no longer actively employed, to exercise the vested portion of any outstanding Options or SARs, subject to the term of the Option or SAR; provided, however, that if the exercise of an Option or SAR following termination of employment (to the extent such post-termination exercise is permitted under this Section 11(a)) is not covered by an effective registration statement on file with the U.S. Securities and Exchange Commission, then the Option or SAR shall terminate upon the later of (1) thirty (30) days after such exercise becomes covered by an effective registration statement, (2) in the event that a sale of shares of Common Stock received upon exercise of an Option or SAR would subject the Participant to liability under Section 16(b) of the Exchange Act, thirty (30) days after the last date on which such sale would result in liability, or (3) the end of the original post-termination exercise period; provided, however, that in no event may an Option or SAR be exercised after the expiration of the term of the Award. (b) Retirement (i) Awards Granted Prior to January 1, 2022. With respect to all Awards granted prior to January 1, 2022, the following terms shall apply: (1) Normal Retirement. Upon termination of employment by reason of the Participant’s Normal Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award: subject to the term of the Award, (1) with respect to all Options or SARs held by the Participant for at least six (6) months prior to the Normal Retirement date, unvested Options will continue to vest and, together with any Options that are vested as of the Optionee’s Normal Retirement date, shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Normal Retirement date (or if earlier, the expiration date of the Option), (2) all RSUs (other than PSUs) unvested as of the Normal Retirement date will vest as of the applicable time-based vesting date, but if and only if any Performance Objective applicable to such RSUs is satisfied on or prior to such time-based vesting date, (3) a pro-rata portion of unvested Performance Stock Units held by the Participant as of the Normal Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant in the applicable Performance Period prior to the Participant’s Normal Retirement date to (y) the total number of months in the applicable Performance Period) shall continue to

16 vest subject to actual performance to be measured as of the end of the Performance Period, and (4) all unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option does not precede the Optionee’s Normal Retirement date by at least six (6) months, the post- termination exercise period with respect to such Option shall be governed by the other provisions of this Section 11, as applicable. (2) Early Retirement. Solely with respect to Awards with a Date of Grant on or after February 23, 2015 but prior to January 1, 2022, upon termination of employment by reason of the Participant’s Early Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, subject to the term of the Award (1) a pro-rata portion of any Tranche of unvested Options or SARs held by the Participant for at least six (6) months prior to the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant from the Date of Grant to the Early Retirement date to (y) the total number of months in the original time-based vesting schedule of the particular Tranche) will continue to vest and, together with any Options and SARs that are vested as of the Participant’s Early Retirement, shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Early Retirement date (or if earlier, the expiration date of the Award), (2) a pro-rata portion of any Tranche of RSUs (other than PSUs) that is unvested as of the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant from the Date of Grant to the Early Retirement date to (y) the total number of months in the original time-based vesting schedule of the Tranche) will vest as of the time-based vesting date for such Tranche, but if and only if any Performance Objective applicable to such Tranche is satisfied on or prior to such time-based vesting date, (3) a pro-rata portion of the unvested Performance Stock Units held by the Participant as of the Early Retirement date (i.e. based on the ratio of (x) the number of full or partial months worked by the Participant in the applicable Performance Period prior to the Participant’s Early Retirement date to (y) the total number of months in the applicable Performance Period) shall continue to vest subject to actual performance to be measured as of the end of the Performance Period, and (4) all unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option does not precede the Optionee’s Early Retirement date by at least six (6) months, the post-termination exercise period with respect to such Option shall

17 be governed by the other provisions of this Section 11, as applicable. (ii) Awards Granted on or After January 1, 2022. With respect to all Awards granted on or after January 1, 2022, the following terms shall apply: (1) Normal Retirement. Upon termination of employment by reason of the Participant’s Normal Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award: subject to the term of the Award, (1) with respect to all Options or SARs held by the Participant for at least six (6) months prior to the Normal Retirement date, unvested Options will continue to vest and, together with any Options that are vested as of the Optionee’s Normal Retirement date, shall remain outstanding and (once vested) may be exercised until the expiration date of the Option, (2) all unvested RSUs (other than PSUs) held by the Participant for at least six (6) months prior to the Normal Retirement date will continue to vest according to their terms, (3) all unvested Performance Stock Units held by the Participant for at least six (6) months prior to the Normal Retirement date will continue to vest subject to actual performance to be measured as of the end of the Performance Period, and (4) all unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option, RSU or PSU does not precede the Optionee’s Normal Retirement date by at least six (6) months, such Award shall be governed by the other provisions of this Section 11, as applicable. (2) Early Retirement. Upon termination of employment by reason of the Participant’s Early Retirement, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, subject to the term of the Award (1) all unvested Options or SARs held by the Participant for at least six (6) months prior to the Early Retirement date will continue to vest and, together with any Options and SARs that are vested as of the Participant’s Early Retirement, shall remain outstanding and (once vested) may be exercised until the fifth anniversary of the Early Retirement date (or if earlier, the expiration date of the Award), (2) all unvested RSUs (other than PSUs) held by the Participant for at least six (6) months prior to the Early Retirement date will continue to vest according to their terms, (3) all unvested Performance Stock Units held by the Participant for at least six (6) months prior to the Early Retirement date will continue to vest subject to actual performance to be measured as of the end of the Performance Period, and (4) all

18 unvested portions of any other outstanding Awards (including without limitation Restricted Stock Grants) shall be immediately forfeited without consideration. If the Date of Grant of an Option does not precede the Optionee’s Early Retirement date by at least six (6) months, such Award shall be governed by the other provisions of this Section 11, as applicable. (c) Other Conditions Applicable to Continued Vesting Upon Retirement. To be eligible for the Retirement treatment described above (whether the Award was granted on, after or before January 1, 2022), if required by the Company or an Eligible Subsidiary the Participant must execute the appropriate form of Company post-employment restrictive covenant agreement. (d) Death. For the avoidance of doubt and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, upon termination of employment by reason of the Participant’s death, if as of the date of death the Participant also qualifies for Early Retirement or Normal Retirement, the Participant’s estate shall be entitled to the most favorable terms of both applicable termination provisions. (i) Options/SARs. Upon termination of employment by reason of the Participant’s death, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, all unexpired Options and SARs will become fully exercisable and, subject to the term of the Option or SAR, may be exercised for a period of twelve months thereafter by the personal representative of the Participant’s estate or any other person to whom the Option or SAR is transferred under a will or under the applicable laws of descent and distribution. (ii) RSUs (Other Than PSUs) and Restricted Stock. Upon termination of employment by reason of the Participant’s death, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, a portion of the outstanding RSUs (other than PSUs) and Restricted Stock Grants shall become vested which will be determined as follows. With respect to each Tranche, upon the Participant’s death, a pro rata amount of the RSUs (other than PSUs) or the Restricted Stock Grant will vest based on the number of complete twelve-month periods between the Date of Grant and the date of death (provided that any partial twelve-month period between the Date of Grant and the date of death shall also be considered a complete twelve-month period for purposes of this pro-ration methodology), divided by the total number of twelve-month periods in the original time-based vesting schedule of the Tranche. (iii) PSUs.

19 (1) Upon termination of employment by reason of the Participant’s death prior to the conclusion of the Performance Period applicable to an award of PSUs, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, the Participant’s estate will become vested in the portion of the Award determined by multiplying (1) the target amount of PSUs (and related Dividend Equivalent rights) subject to such Award, times (2) the quotient of the number of complete twelve-month periods between and including the Commencement Date and the date of death (provided that any partial twelve-month period between and including the Commencement Date and the date of death shall also be considered a complete twelve-month period for purposes of this pro-ration methodology), divided by the total number of twelve- month periods in the Performance Period. With respect to any PSUs that vest pursuant to this Section, the underlying Common Stock (and related Dividend Equivalent rights) will be paid to the Participant’s estate as soon as reasonably practicable (but in any event within 90 days) following Participant’s death. (2) Upon termination of employment by reason of the Participant’s death following the conclusion of the Performance Period but prior to the date the Common Stock (and related Dividend Equivalent rights) underlying vested PSUs are issued and paid, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, the underlying Common Stock (and related Dividend Equivalent rights) will be paid to the Participant’s estate as soon as reasonably practicable (but in any event within 90 days) following the later of (i) Participant’s death, and (ii) four (4) calendar months following the last day of the Performance Period. (3) For avoidance of doubt, in all other situations, if a Participant dies after the Participant’s employment terminates but prior to the date the Common Stock (and related Dividend Equivalent rights) underlying vested PSUs are issued and paid, the underlying Common Stock (and related Dividend Equivalent rights) will be paid to Participant’s estate as soon as reasonably practicable (but in any event within 90 days) following the fifth anniversary of the Commencement Date. (iv) With respect to any Award other than an Option, SAR, RSU, PSU or Restricted Stock Grant, all unvested portions of the Award shall be immediately forfeited without consideration upon termination of employment by reason of the Participant’s death, unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award.

20 (e) Disability. Upon termination of employment by reason of the Participant’s Disability, unless contrary to applicable law and unless otherwise provided by the Administrator either initially or subsequent to the grant of the relevant Award, all unvested portions of any outstanding Awards shall be immediately forfeited without consideration, and the vested portion of any Option or SAR will remain outstanding and, subject to the term of the Option or SAR, may be exercised by the Participant at any time until the first anniversary of the Participant’s termination of employment for Disability. (f) Gross Misconduct. Upon termination of employment by reason of the Participant’s Gross Misconduct as determined by the Administrator, the Administrator in its sole discretion may provide that all, or any portion specified by the Administrator, of the Participant’s (1) unexercised Options and SARs, (2) unvested RSUs, (3) unvested Restricted Stock Grants and (4) unvested Other Stock-Based Awards and Cash-Based Awards granted under the Plan, shall terminate and be forfeited immediately without consideration. Without limiting the foregoing provision, a Participant’s termination of employment shall be deemed to be a termination of employment by reason of the Participant’s Gross Misconduct if, after the Participant’s employment has terminated, facts and circumstances are discovered or confirmed that would have justified a termination for Gross Misconduct. (g) Post-Termination Covenants. Notwithstanding any other provision in the Plan, to the extent any Award may remain outstanding under the terms of the Plan after termination of the Participant’s employment or service-providing relationship, the Award will nevertheless expire as of the date that the Participant violates any covenant not to compete or any other post-termination covenant (including without limitation any nonsolicitation, nonpiracy of employees, nondisclosure, nondisparagement, works-made-for-hire or similar covenants) in effect between the Company and/or any Subsidiary thereof, on the one hand, and the Participant on the other hand, as determined by the Administrator. (h) Leave of Absence. To the extent approved by the Administrator (either specifically or pursuant to rules adopted by the Administrator), the active employer-employee or other active service-providing relationship between the Participant and the Company or an Eligible Subsidiary shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; or (iii) any other leave of absence. For the avoidance of doubt, the Administrator, in its sole discretion, may determine that a Participant’s leave of absence to complete a course of study will not constitute termination of employment for purposes of the Plan. Further, during any approved leave of absence, the Administrator shall have sole discretion to provide (either specifically or pursuant to rules adopted by the Administrator) that the vesting of any Awards held by the Participant shall be frozen as of the first day of the leave (or as of any subsequent day during such leave, as applicable), and shall not resume until and unless the Participant returns to active employment or service prior to the expiration of the term (if any) of the Awards, subject to any requirements of applicable laws or contract. The

21 Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of active employment or service. 12. Award Agreements. The Administrator will communicate the material terms and conditions of an Award to the Participant in any form it deems appropriate, which may include the use of an Award agreement that the Administrator may require the Participant to sign. In the discretion of the Administrator an Award agreement and any provision for acceptance of an Award may be made in electronic format. Notwithstanding the foregoing, the Award agreements may contain special provisions for Participants located outside the United States and any Award agreement provision that modifies the Plan terms and conditions with respect to an Award granted to an Employee outside the United States shall govern. To the extent the Administrator determines not to document the terms and conditions of an Award in an Award agreement, the terms and conditions of the Award shall be as set forth in the Plan and in the Administrator’s records. 13. Award Holder. During the Participant’s lifetime and except as provided under Section 21 below, only the Participant or his/her duly appointed guardian may exercise or hold an Award. After the Participant’s death, the personal representative of his or her estate or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Award or hold any then nonforfeitable portion of any Award. If someone other than the original Participant seeks to exercise or hold any portion of an Award, the Administrator may request such proof as it may consider necessary or appropriate of the person’s right to exercise or hold the Award. 14. Performance Rules. (a) General. Subject to the terms of the Plan, the Committee will have the authority to establish and administer performance-based grant and/or vesting conditions (“Performance Objectives”) with respect to such Awards as it considers appropriate, which Performance Objectives must be satisfied, as determined by the Committee, before the Participant receives or retains an Award or before the Award becomes nonforfeitable. Notwithstanding satisfaction of applicable Performance Objectives, the number of shares of Common Stock, the amount of cash or the other benefits received under an Award that are otherwise earned upon satisfaction of such Performance Objectives may be reduced by the Committee on the basis of such further considerations that the Committee in its sole discretion shall determine. (b) Performance Objectives. The Committee shall determine whether Performance Objectives are attained, and such determination will be final and conclusive. 15. Adjustments upon Changes in Capital Stock. Subject to any required action by the Company (which it shall promptly take) or its stockholders, and subject to the provisions of applicable corporate law, if the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security by reason of any recapitalization, reclassification, stock split, reverse stock split,

22 combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in the Common Stock occurs without the Company’s receiving consideration, the Administrator shall make an equitable adjustment as the Administrator in its sole discretion deems to be appropriate to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan to: (a) the number and kind of shares of Common Stock, other securities or property underlying, or the amount of cash subject to, each outstanding Award; (b) the Exercise Price or purchase price of any outstanding Award and applicable performance conditions relating to any outstanding Award; (c) the Maximum Share Limit; and (d) the number of shares of Common Stock specified as the annual per-Participant limitation under Section 5(b). In the event of a declaration of an extraordinary dividend on the Common Stock payable in a form other than Common Stock in an amount that has a material effect on the price of the Common Stock, the Administrator shall make an equitable adjustment as the Administrator in its sole discretion deems to be appropriate to the items set forth in any of subsections (a) – (d) in the preceding paragraph in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Award or the Exercise Price except as this Section 15 specifically provides. The grant of an Award under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets. 16. Substantial Corporate Change. (a) Definition. A Substantial Corporate Change means the consummation of: (i) the dissolution or liquidation of the Company; (ii) any transaction or series of transactions in which any person or entity or group of persons or entities is or becomes the owner, directly or indirectly, of voting securities of the Company (not including any securities acquired directly from the Company or any affiliate thereof) representing more than 50% of the combined voting power of the Company’s then outstanding securities; (iii) a change in the composition of the Board such that individuals who were serving on the Board as of May 9, 2017, together with any new member of the Board (other than a member of the Board whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election

23 of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the members of the Board then still in office who either were members of the Board on May 9, 2017 or whose appointment, election or nomination for election was previously so approved or recommended, cease for any reason to constitute a majority of the number of the members of the Board then serving; (iv) a merger, consolidation, or reorganization of the Company with one or more corporations, limited liability companies, partnerships or other entities, other than a merger, consolidation or reorganization which would result in the voting securities of the Company outstanding immediately prior to such event continuing to have both (A) more than 50% of the combined voting power of the voting securities of the ultimate parent entity resulting from such merger, consolidation, or reorganization (and such voting power among the holders thereof is in substantially the same proportion as the voting power of such Company voting securities among the holders thereof immediately prior to such transaction), and (B) the power to elect at least a majority of the board of directors or other governing body of the ultimate parent entity resulting from such merger, consolidation, or reorganization; or (v) the sale of all or substantially all of the assets of the Company to another person or entity. Notwithstanding the foregoing, (i) a Substantial Corporate Change shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and (ii) to the extent necessary to avoid the imposition of a tax under Code Section 409A, in no event will a Substantial Corporate Change be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). (b) Treatment of Awards. Upon a Substantial Corporate Change, either (1) the Board will provide for the assumption or continuation of outstanding Awards, or the substitution for such Awards of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event such Awards will continue in the manner and under the terms so provided, or (2) if any outstanding such Award is not so

24 assumed, continued or substituted for, then any forfeitable portions of the Awards will terminate and the Administrator in its sole discretion may: (i) provide that Optionees or holders of SARs will have the right, at such time before the consummation of the transaction causing such termination as the Board reasonably designates, to exercise any unexercised portions of an Option or SAR, whether or not they had previously become exercisable; and/or (ii) for any Awards, cause the Company, or agree to allow the successor, to cancel each Award after payment to the Participant of (A) an amount in cash, cash equivalents, or successor equity interests substantially equal to the Fair Market Value of the shares of Common Stock subject to the Award as determined by reference to the transaction (minus, for Options and SARs, the Exercise Price for the shares covered by the Option or SAR (and for any Awards, where the Board or the Administrator determines it is appropriate, any required tax withholdings)), or (B) an amount in cash or cash equivalents equal to the cash value of the Award with respect to Cash-Based Awards. The Administrator shall determine in its discretion the impact, if any, of the Substantial Corporate Change upon any performance conditions otherwise applicable to an Award. For purposes of this Section 16, an outstanding Award shall be considered to be assumed or continued if, following the Substantial Corporate Change, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Substantial Corporate Change except that, if the Award related to Common Stock, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion, pursuant to Section 15 above). 17. Employees Outside the United States. To comply with the laws in countries other than the U.S. in which the Company or any of its Subsidiaries operates or has Employees, the Administrator, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries shall be covered by the Plan; (b) determine which Employees outside the United States are eligible to participate in the Plan; (c) either initially or by amendment, modify the terms and conditions of any Award granted to any Employee outside the United States; (d) either initially or by amendment, establish sub-plans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable; and

25 (e) either initially or by amendment, take any action that it deems advisable to obtain approval or comply with any applicable government regulatory exemptions or approvals. Although in establishing such sub-plans, terms or procedures, the Company may endeavor to (i) qualify an Award for favorable foreign tax treatment or (ii) avoid adverse tax treatment, the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Awards under the Plan. 18. Legal Compliance. The granting of Awards, the issuance of shares of Common Stock and the payment of cash under the Plan shall be subject to compliance with all applicable requirements imposed by federal, state, local and foreign securities laws and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges. The Company shall have no obligation to pay cash, issue shares of Common Stock issuable under the Plan or deliver evidence of title for shares of Common Stock issued under the Plan prior to obtaining any approvals from governmental agencies that the Company determines are necessary, and completion of any registration or other qualification of the shares of Common Stock under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary. To that end, the Company may require the Participant to take any reasonable action to comply with such requirements before issuing such shares of Common Stock or paying cash. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by federal, state, local or foreign laws, rules, or regulations, or by any applicable regulatory agencies or stock exchanges. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and all regulations and rules the U.S. Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Awards may be granted, vested and exercised, only in a way that conforms to such laws, rules, and regulations. 19. Purchase for Investment and Other Restrictions. Unless a registration statement under the Securities Act covers the shares of Common Stock a Participant receives under an Award, the Administrator may require, at the time of such grant and/or exercise and/or lapse of restrictions, that the Participant agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Award are registered under the Securities Act. Unless the shares of Common Stock are registered under the Securities Act, the Participant must acknowledge: (a) that the shares of Common Stock received under the Award are not so registered; (b) that the Participant may not sell or otherwise transfer the shares of Common Stock unless the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the

26 Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act; and (c) such sale or transfer complies with all other applicable laws, rules, and regulations, including all applicable federal, state, local and foreign securities laws, rules and regulations. Additionally, the Common Stock, when issued under an Award, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company’s articles or certificate of incorporation, by-laws, or generally applicable stockholders’ agreements. The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars. 20. Tax Withholding. Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of the Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, all applicable taxes required by applicable law to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by applicable law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever shares of Common Stock are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company an amount in cash sufficient to satisfy any applicable withholding requirements related thereto. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of shares of Common Stock or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not less than the minimum and up to the maximum amount of tax required to be withheld in the applicable jurisdiction (or such other rate that will not cause adverse accounting consequences for the Company). Any such shares of Common Stock shall be valued at their Fair Market Value on the date as of which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the shares of Common Stock to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy its withholding obligation with respect to any Award. If any Participant shall, in connection with the acquisition of Common Stock under the Plan, make the election permitted under Code Section 83(b), such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

27 21. Transfers, Assignments or Pledges. Unless the Administrator otherwise approves in advance in writing or as set forth below, an Award may not be assigned, pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings (including bankruptcy), by the Participant to any person, except by will or by operation of applicable laws of descent and distribution. If necessary to comply with Section 16(b) of the Exchange Act, the Participant may not transfer or pledge shares of Common Stock acquired under an Award until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its sole discretion, expressly provide that a Participant may transfer his or her Award (other than a Cash- Based Award), without receiving consideration, to (a) members of the Participant’s immediate family, children, grandchildren, or spouse, (b) a trust in which the Participant and/or such family members collectively have more than 50% of the beneficial interest, or (c) any other entity in which the Participant and/or such family members own more than 50% of the voting interests. 22. Amendment or Termination of Plan and Awards. The Board may amend, suspend, or terminate the Plan at any time, without the consent of the Participants or their beneficiaries; provided, however, that no amendment may have a material adverse effect on any Participant or beneficiary with respect to any previously declared Award, unless the Participant’s or beneficiary’s consent is obtained. Except as required by law or by Section 16 above in the event of a Substantial Corporate Change, the Administrator may not, without the Participant’s or beneficiary’s consent, modify the terms and conditions of an Award so as to have a material adverse effect on the Participant or beneficiary. Notwithstanding the foregoing to the contrary, the Board reserves the right, to the extent it deems necessary or advisable in its sole discretion, to unilaterally modify the Plan and any Awards made thereunder to ensure all Awards and Award agreements provided to Participants who are U.S. taxpayers are made in such a manner that either qualifies for exemption from or complies with Code Section 409A including, but not limited to, the ability to increase the exercise or purchase price of an Award (without the consent of the Participant) to the Fair Market Value on the date the Award was granted. 23. Privileges of Stock Ownership. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Award except as to such shares of Common Stock, if any, that have been issued to such Participant. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company. 24. Effect on Other Plans. None of the grant, vesting, exercise or payment of any Award under this Plan shall constitute compensation or otherwise result in the accrual or receipt of additional payments or benefits under any pension, bonus, severance, or other plan, program, agreement or arrangement maintained or contributed to by the Company, its Subsidiaries or any affiliates unless such other plan, program, agreement or arrangement

28 expressly and unambiguously so provides in a writing executed by a duly authorized representative of the Company. 25. Limitations on Liability. Notwithstanding any other provisions of the Plan, no individual acting as a director, employee, or agent of the Company or any of its Subsidiaries shall be liable to any Participant, former Participant, spouse, beneficiary, or any other person or entity for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he or she executes in such other capacity. No member of the Board or of the Committee will be liable for any action or determination (including, but limited to, any decision not to act) made in good faith with respect to the Plan or any Award under the Plan. The Company will indemnify and hold harmless each Director, Employee, or agent of the Company or any of its Subsidiaries to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning this Plan unless arising out of such person’s own fraud or bad faith. 26. No Employment Contract. Nothing contained in this Plan constitutes an employment or service contract between the Company and any Participant. The Plan does not give any Participant any right to be retained in the Company’s employ or service, nor does it enlarge or diminish the Company’s right to terminate the Participant’s employment or service. 27. Governing Law; Venue; Waiver of Jury Trial. The laws of the State of Delaware (other than its choice of law provisions) govern this Plan and its interpretation. Any dispute that arises with respect to this Plan or any Award granted under this Plan shall be conducted in the courts of New Castle County in the State of Delaware, or the United States Federal court for the District of Delaware, and no other courts; and each Participant waives, to the fullest extent permitted by law, any objection that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in any such court is improper or that such proceedings have been brought in an inconvenient forum. IN ADDITION, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTICIPANT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ARISING WITH RESPECT TO THIS PLAN OR ANY AWARD GRANTED UNDER THIS PLAN. 28. Duration of Plan. Except as otherwise expressly provided herein or by the Administrator, the Plan as amended and restated governs all Awards previously or subsequently granted hereunder. Unless the Board extends the Plan’s term, the Administrator may not grant Awards under the Plan after May 9, 2027. The Plan will then continue to govern unexercised and unexpired Awards. 29. Recoupment. Any Award granted under the Plan is subject to the terms of the Danaher Corporation Recoupment Policy in the form approved by the Compensation Committee

29 1360320.04-WASSR02A - MSW of the Board from time to time (including any successor thereto) and to the terms required by applicable law. 30. Section 409A Requirements. The Plan as well as payments and benefits under the Plan are intended to be exempt from or, to the extent subject thereto, to comply with, Code Section 409A, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, a Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its affiliates within the meaning of Code Section 409A. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Code Section 409A, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Code Section 409A. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Code Section 409A and makes no undertaking to preclude Code Section 409A from applying to any such payment or benefit. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Code Section 409A. 31. Severability. If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan. 32. Titles and Headings. The titles and headings of the sections in the Plan are for convenience of reference only and shall be disregarded in the interpretation of the Plan. 33. Interpretation. Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” and "hereunder" and derivative or similar words refer to the entire Plan; the term “Section” refers to the specified Section of this Plan; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.